UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 7, 2007

Diamond Jo, LLC	Peninsula Gaming, LLC	Peninsula Gaming Corp.
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware	Delaware
(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)	(State or other jurisdiction of incorporation or organization)

42-1483875	20-0800583	25-1902805
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

3rd Street Ice Harbor

P.O. Box 1750

Dubuque, Iowa  52001-1750

(Address of executive offices, including zip code)

(563) 583-7005

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(e).  On September 7, 2007, Peninsula Gaming, LLC (the “Company”) entered into amended and restated employment agreements with Jonathan Swain, the Company’s Chief Operating Officer, and Natalie Schramm, the Company’s Chief Financial Officer (together, the “Executives”), to expire on July 13, 2010 and June 30, 2010, respectively.  A brief description of the changes in the provisions of such employment agreements is as follows:

Compensation.  The Company has agreed to pay Mr. Swain and Ms. Schramm annual base salaries of $440,000 and $253,755, respectively, each to be adjusted upward annually on January 1st of each year of the term of the agreement (the “Term”) by not less than 5% of the prior year’s compensation.

Change of Control.  In the event of a “Change in Control,” as that term is defined in the employment agreements, the Executives are entitled to receive an amount equal to (i) twelve (12) months’ pay based on their annual compensation, including all benefits accrued as of such date and (ii) the average of the bonuses received in the two calendar years immediately preceding the calendar year in which the Change of Control occurred.

The preceding summary of the employment agreements is not intended to be complete and is qualified in its entirety by reference to the actual employment agreements filed as exhibits to this Form 8-K.

Item 9.01        Financial Statements and Exhibits.

(a)                    Financial statements: None.

(b)                   Pro forma financial information: None.

(c)                    Shell company transactions: None.

(d)                   Exhibits:

10.1                         Employment Agreement, dated September 7, 2007, by and between Peninsula Gaming, LLC and Jonathan Swain

10.2                         Employment Agreement, dated September 7, 2007, by and between Peninsula Gaming, LLC and Natalie Schramm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENINSULA GAMING, LLC

By: /s/ M. Brent Stevens
Name: M. Brent Stevens
Title: Chief Executive Officer

DIAMOND JO, LLC

By: /s/ M. Brent Stevens
Name: M. Brent Stevens
Title: Chief Executive Officer

PENINSULA GAMING CORP.

By: /s/ M. Brent Stevens
Name: M. Brent Stevens
Title: Chief Executive Officer

Date: September 13, 2007

EXHIBIT INDEX

Exhibit Number
10.1	Employment Agreement, dated September 7, 2007, by and between Peninsula Gaming, LLC and Jonathan Swain.
10.2	Employment Agreement, dated September 7, 2007, by and between Peninsula Gaming, LLC and Natalie Schramm.